                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K/A
                               (Amendment No. 1)

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 23, 2006

                       GREEN PLAINS RENEWABLE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                                      Iowa
                 (State or other jurisdiction of incorporation)

             333-121321                                   84-1652107
      (Commission file number)                (IRS employer identification no.)

 7945 W. Sahara Avenue, #107, Las Vegas, Nevada                    89117
    (Address of principal executive offices)                     (Zip code)

                                 (702) 363-9307
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

         a.       Financial Statements of Businesses Acquired

                  Not applicable.

         b.       Pro Forma Financial Information

                  Not applicable.

         c.       Shell Company Transactions

                  Not applicable.

         d.       Exhibits.

                  Number                  Description

                  99.1     Slide Presentation of Green Plains Renewable Energy,
                           Inc., dated June 23, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GREEN PLAINS RENEWABLE ENERGY, INC.

Date: June 27, 2006                         By  /s/ Barry A. Ellsworth
                                               Barry A. Ellsworth
                                               President
                                               (Principal Executive Officer)

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